Exhibit 99

US AIRWAYS REPORTS JUNE TRAFFIC

          ARLINGTON, Va., July 3, 2003 -- US Airways reported its June 2003 passenger traffic today.

       Revenue passenger miles for June 2003 decreased 5.8 percent on 7.3 percent less capacity compared to June 2002. The passenger load factor for the month was 78.6 percent, a 1.3 percentage point increase compared to June 2002.

       For the second quarter 2003, revenue passenger miles decreased 10.5 percent on 11.0 percent less capacity compared to the same period in 2002. The company reported a 75.4 percent load factor for the quarter, up 0.4 percentage points compared to the second quarter of 2002.

       Year-to-date 2003 revenue passenger miles decreased 12.2 percent on 11.9 percent less capacity compared to the first half of 2002. The passenger load factor for the period was 71.7 percent, a 0.2 percentage point decrease compared to the first six months of 2002.

       "Although we are seeing a higher percentage of seats filled and reported a record load factor for the month of June, passenger yield shows no signs of improvement and business demand remains flat," said B. Ben Baldanza, US Airways senior vice president of marketing and planning.

       The three wholly owned subsidiaries of US Airways Group, Inc. -- Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA, Inc. -- reported a 16.8 percent decrease in revenue passenger miles for the month of June on 16.5 percent less capacity. The passenger load factor was 56.3 percent, a 0.2 percentage point decrease compared to June 2002.

       For the second quarter 2003, US Airways Express revenue passenger miles decreased 20.9 percent on 18.9 percent less capacity. The load factor was 54.7 percent, a 1.4 percentage point decrease compared to the second quarter of 2002.

       Year-to-date 2003, Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA, Inc., reported a 16.4 percent decrease in revenue passenger miles on 15.1 percent less capacity. The passenger load factor was 51.7 percent, a 0.8 percentage point decrease compared to the first six months of 2002.

       System mainline passenger unit revenue for June 2003 is expected to be flat to down 1.0 percent compared to June 2002.

       US Airways ended the month by completing 99.3 percent of its scheduled flights.

Certain of the information contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the actual results of the company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the company to operate pursuant to the terms of its financing facilities; the ability of the company to obtain and maintain normal terms with vendors and service providers; the company's ability to maintain contracts that are critical to its operations; the ability of the company to fund and execute its business plan; the ability of the company to attract, motivate and/or retain key executives and associates; the ability of the company to attract and retain customers; the ability of the company to maintain satisfactory labor relations; demand for transportation in the markets in which the company operates; economic conditions; labor costs; financing availability and costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war; other acts of war or terrorism; the commencement of public trading and market acceptance of the company's new common stock; and other risks and uncertainties listed from time to time in the company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

	US AIRWAYS, INC.
SELECTED TRAFFIC STATISTICS

	June 2003	June 2002	Percent Change

Revenue Passenger Miles (000):
Domestic*	2,583,911	2,925,903	(11.7)
International*	955,526	830,887	15.0
Total - Scheduled Service	3,539,437	3,756,790	(5.8)
Total (Including Charter)	3,539,465	3,757,835	(5.8)

Available Seat Miles (000):
Domestic*	3,385,974	3,912,261	(13.5)
International*	1,118,536	948,127	18.0
Total - Scheduled Service	4,504,510	4,860,389	(7.3)
Total (Including Charter)	4,504,604	4,861,663	(7.3)

Passengers Boarded*	3,695,452	4,283,217	(13.7)
System Load Factor*	78.6	77.3	1.3
Average Passenger Journey*	957.8	877.1	9.2

* scheduled service

NOTE: Numbers may not add or calculate due to rounding

	US AIRWAYS, INC.
SECOND QUARTER 2003

	April - June 2003	April - June 2002	Percent Change

Revenue Passenger Miles (000):
Domestic*	7,418,468	8,658,314	(14.3)
International*	2,392,826	2,307,765	3.7
Total - Scheduled Service	9,811,294	10,966,079	(10.5)
Total (Including Charter)	9,840,295	10,968,823	(10.3)

Available Seat Miles (000):
Domestic*	9,979,738	11,835,941	(15.7)
International*	3,025,104	2,769,733	9.2
Total - Scheduled Service	13,004,842	14,605,674	(11.0)
Total (Including Charter)	13,050,316	14,608,971	(10.7)

Passengers Boarded*	10,855,227	12,982,081	(16.4)
System Load Factor*	75.4	75.1	0.4
Average Passenger Journey*	903.8	844.7	7.0

* scheduled service

NOTE: Numbers may not add or calculate due to rounding.

	US AIRWAYS, INC.
YEAR-TO-DATE 2003

	Jan. - June 2003	Jan. - June 2002	Percent Change

Revenue Passenger Miles (000):
Domestic*	13,823,070	16,561,359	(16.5)
International*	4,221,381	3,985,494	5.9
Total - Scheduled Service	18,044,451	20,546,852	(12.2)
Total (Including Charter)	18,095,488	20,550,971	(11.9)

Available Seat Miles (000):
Domestic*	19,543,641	23,593,007	(17.2)
International*	5,627,333	4,990,758	12.8
Total - Scheduled Service	25,170,974	28,583,765	(11.9)
Total (Including Charter)	25,260,634	28,588,684	(11.6)

Passengers Boarded*	20,282,064	24,807,343	(18.2)
System Load Factor*	71.7	71.9	(0.2)
Average Passenger Journey*	889.7	828.3	7.4

* scheduled service

NOTE: Numbers may not add or calculate due to rounding

	US AIRWAYS EXPRESS**
SELECTED TRAFFIC STATISTICS

	June 2003	June 2002	Percent Change
Revenue Passenger Miles (000)	117,658	141,468	(16.8)
Available Seat Miles (000)	209,138	250,567	(16.5)
Passengers Boarded*	529,841	626,235	(15.4)
System Load Factor*	56.3	56.5	(0.2)
Average Passenger Journey	222.1	225.9	(1.7)

	US AIRWAYS EXPRESS**
SECOND QUARTER 2003

	April - June 2003	April - June 2002	Percent Change
Revenue Passenger Miles (000)	339,440	429,328	(20.9)
Available Seat Miles (000)	620,916	765,939	(18.9)
Passengers Boarded*	1,535,909	1,895,352	(19.0)
System Load Factor*	54.7	56.1	(1.4)
Average Passenger Journey	221.0	226.5	(2.4)

*scheduled service
** Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA Airlines, Inc.

NOTE: Numbers may not add or calculate due to rounding.

	US AIRWAYS EXPRESS**
YEAR-TO-DATE 2003

	Jan. - June 2003	Jan. - June 2002	Percent Change
Revenue Passenger Miles (000)	631,054	755,252	(16.4)
Available Seat Miles (000)	1,220,219	1,437,094	(15.1)
Passengers Boarded*	2,851,077	3,388,298	(15.9)
System Load Factor*	51.7	52.6	(0.8)
Average Passenger Journey	221.3	222.9	(0.7)

* Scheduled service
** Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA Airlines, Inc.

NOTE: Numbers may not add or calculate due to rounding.

NUMBER: 4564